Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 372.87
Total Fee Amount	372.87
Total Transaction Valuation	2,700,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00